Exhibit 99.1

CONFIDENTIAL Nasdaq: ACUR March 2016 Abuse Deterrent Specialty Pharmaceuticals

Nasdaq: ACUR General Caution Regarding Forward Looking Statements Certain statements in this presentation constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forwarding - looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties . Given these uncertainties, you should not place undue reliance on these forward - looking statements . We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission . Unless required by law, we undertake no obligation to update or revise any forward - looking statements to reflect new information or future events or developments . Forward - looking statements may include, but are not limited to: • the ability to fund, or obtain funding, for our continuing operations; • the ability to enter into future partnerships or maintain our current partnerships; • the results and timing of future development efforts, whether the FDA will accept those results and completeness of our studies, whether FDA will approve the products for marketing, whether approved product labeling will allow for presentation of our technologies’ abuse deterrent features, and whether our technologies will actually reduce abuse if marketed; • the ability of our technologies, if approved, to be successfully marketed, including distribution, market acceptance, market share penetration, and the pricing and price discounts that may be offered; • exposure to infringement of patents, trademarks and other proprietary rights of third parties; and • the ability of our patents to protect our products from generic competition. 2

Nasdaq: ACUR Abuse of Prescription Opioids Opioid Analgesics Morphine Hydrocodone (Vicodin®) Oxycodone (Percocet®, OxyContin®) etc. Moderate to Severe Pain US’s largest prescribed drug category Acute vs Chronic Immediate vs Extended Release Euphoria Over Ingestion Snorting Injection Tolerance, Dependence, & Addiction Respiratory Depression Overdose 70 million Patients 11 million Abusers 16,000 Deaths Annually Abuse Deterrent Formulations 3

Nasdaq: ACUR FDA Incentivizes Oral Abuse Deterrence in Immediate - release Formulations • April 2015 – FDA Guidance “Abuse Deterrent Opioid – Evaluation and Labeling” • Immediate - release opioids containing acetaminophen (APAP) • Predominately abused by the oral route • Addressing nasal abuse may not meaningfully reduce abuse Oxycodone/APAP Hydrocodone/APAP 10.4B CII Tabs/Caps FDA has incentivized industry by holding out the two largest volume Immediate Release CII opioids for those that develop oral abuse deterrence 4

Nasdaq: ACUR Acura’s Abuse Deterrent Technology Platforms - Opioid Abuse – Oral, Snorting and Injection - Accidental overdose of NTI drugs - Immediate - Release Segment - $ 2.9 billion addressable segment with pricing leverage - Partnership Opportunities - Issued US Patent to 2033 - Pseudoephedrine – Convert to Methamphetamine - Immediate and Extended Release Tablets - $0.3 billion addressable market - 2 Nexafed® IR products marketed by Acura - Partnership Opportunities - Issued US Patents to 2032 - Opioid Abuse – Snorting and Injection - Oxaydo ® FDA Approved - Worldwide license to Egalet - Abuse Deterrent Labeling - Issued US Patents to 2025 - $0.4 billion addressable segment with pricing leverage 5

Nasdaq: ACUR Illustration The Limitx™ Technology Product Formulation • Micro - particles containing the opioid active ingredient • Functional tablet matrix of other ingredients Oral Abuse Deterrence • Tablet matrix acts synergistically with the micro - particle ingredients to retard the release of micro - particle active ingredients when multiple tablets are ingested Nasal Abuse Deterrence • Micro - particles can not be reduced/tampered due to size • Micro - particles designed to be insoluble in the nasal environment IV Abuse Deterrence • Multi - step process is expected to be required to extract opioid for syringing 6

Nasdaq: ACUR 7 LTX - 04 (hydromorphone) Tablet Dissolution LTX - 04 research is funded in part by a grant from NIDA who are not responsible for any research or results

Nasdaq: ACUR Study AP - LTX - 400 Objective: Demonstrate therapeutic and safe blood levels for LTX - 04 at 1 and/or 2 tabs and diminishing marginal blood absorption ( Cmax and/or AUC) at 3+ tabs Cohort 1 – efficacious dose levels • 30 subjects enrolled to target 24 completers • 1, 2 and 3 tablet sub - groups taking Dilaudid and two LTX - 04 formulations • Dosing started late February • Cohort 1 results to be analyzed to select Cohort 2’s LTX - 04 formulation Cohort 2 – abused dose levels • 30 subjects enrolled to target 24 completers • 4, 6 and 8 tablet sub - groups taking Dilaudid and one LTX - 04 formulation • Study completion expected 1H 2016 Nasdaq: ACUR 8

Nasdaq: ACUR Limitx™ Benefits Nasdaq: ACUR As identified by o pioid prescribers 9 Source: Company Research, 8 physicians

Nasdaq: ACUR Immediate Release Opioids Market Opportunity 2014 Addressable Market (millions) Immediate - release Opioid Reference Brand(s) TRx Tablets Dollars Price/ Tab* Hydrocodone/APAP Vicodin, Norco 117.5 6,883 984 .14 Oxycodone/APAP Percocet 35.5 2,206 994 .45 Oxycodone Roxicodone 14.8 1,672 481 .29 Tramadol Ultram 42.9 3,324 87 .03 Hydromorphone Dilaudid 3.5 280 53 .19 Morphine 1.6 143 15 .10 Oxymorphone Opana .2 22 61 2.77 Total Addressable Market 216.0 12,324 2,675 *Principally generic pricing with pricing leverage for differentiated products Nasdaq: ACUR 10

Nasdaq: ACUR Limitx™ Near Term Activities • 1H - 2016 • Announce topline pilot pharmacokinetic study (AP - LTX - 400) results • Potential to announce interim results • Complete formulation LTX - 03 (Hydrocodone/APAP) • Evaluate Partnering Opportunities • 2H - 2016 • Hold “End of Phase 2” meeting with the FDA for LTX - 04 • Identify remaining LTX - 04 development program • Submit IND for LTX - 03 Nasdaq: ACUR 11

Nasdaq: ACUR Marketed Product Opportunities • Aversion® Opioids Analgesic • Oxaydo ™ FDA approved • Licensed worldwide to Egalet Corp. • Product launched in the US in September 2015 • Supported by 50 sales representatives • Differentiated abuse deterrent label (snorting) • 1.7 billion tablet addressable market • Impede® Pseudoephedrine Nasal Decongestant • Acura markets Nexafed® and Nexafed® Sinus • Nexafed ® Launched December 2012 • Research collaboration with Bayer Healthcare • 12 Hour formulation in development • $0.3 billion addressable market 12

Nasdaq: ACUR • Egalet has US and EU Operations • Extended - release abuse deterrent formulations in development • Right of first negotiation for a Limitx™ oxycodone product Financial Terms • $5.0 million upfront payment • $2.5 million upon first US product shipment • $ 12.5 million one time milestone when worldwide net sales first reach $150 million in a calendar year • Royalties on a stepped basis starting at mid - single digits percentage to double digits on net sales worldwide Market Opportunity - 2015 • 1.7 billion tablets dispensed • $.23/tablet generic market pricing • Egalet responsible for Oxaydo pricing Oxaydo ® - Egalet Partnership q: A 13

Nasdaq: ACUR Impede® Technology/Nexafed® Franchise • Chemical conversion of pseudoephedrine (PSE) from cold products into methamphetamine • Dangerous, toxic process requires costly clean - up and creates child endangerment • Highly addictive – no pharmaceutical treatment • 1.2 million people in the US used methamphetamine at least once in 2014 • The 2006 Combat Methamphetamine Epidemic Act • Pseudoephedrine (PSE) products secured “behind the counter” / limits consumers purchases • 83% increase in labs incidents between 2007 and 2012 (49 states at least 1 incident) • State Legislative Initiatives Imposing Further Restrictions on Legitimate Consumers • Oregon, Mississippi and parts of Missouri require dispensing with a physician’s prescription • Pseudoephedrine is subject to ongoing Rx - only legislative activity • Nexafed® has been associated with reduction of meth - labs of up to 90% in select regions 14

Nasdaq: ACUR $0 $20 $40 $60 $80 2014 US ex - Factory 1 Sales ($340 Million) PSE/Cetirizine* PSE/ Loratadine * PSE 30mg PSE 120mg* PSE/Ibuprofen PSE/fexofenadine* Impede® - Expansion/Partnering Opportunities *12 Hour Extended - Release • Higher value targets in extended - release segment • Move to behind - the - counter generated ~50% value loss • Continued legislative pressure on pseudoephedrine product sales • Potential for sole source upside against generics with issued patent to 2032 • Creates strong partnering potential 1 Assumes a 28% mark - up to retail pricing 15

Nasdaq: ACUR Intellectual Property 16

Nasdaq: ACUR • Limitx™ Technology: U.S. issued patent expires 2033 • 1 U.S. patent issued • 1 Canadian notice of allowance • Aversion® Technology: U.S. issued patents expire 2023 to 2025 • 6 U.S. patents issued • US Generic market entry January 2022 • Patents issued in selected foreign jurisdictions • Impede® Technology: U.S. issued patent expires 2032 • 1 U.S. patent issued • Additional U.S. and foreign patents • Multiple patent applications are pending in the United States and internationally for all our technologies Intellectual Property Position 17

Nasdaq: ACUR • Sufficient cash to execute current business plan through 2016 • Limitx™ Technology • Final Topline results from Study AP - LTX - 400 in 1H 2016 • If successful, FDA End of phase 2 meeting on LTX - 04 and outline development program and timelines to NDA • Initial LTX - 03 Formulation and submission of an IND in H2 2016 • Aversion® Technology – Advancement of Oxaydo ® by Egalet • Impede® Technology • Submit IND for 12 - hour product and advance commercial scale - up • Further recognition of public health benefits in state jurisdictions • Further licensing/partnering opportunities • Analyst coverage • Roth Capital (Michael Higgins) • FBR (Vernon Bernardino) Expectations for 2016 18

CONFIDENTIAL Nasdaq: ACUR Acura Pharmaceuticals, Inc. 616 N. North Court, Suite 120 Palatine, IL 60067 (847) 705 - 7709 www.AcuraPharm.com www.Nexafed.com www.Oxaydo.com